POWER OF ATTORNEY

WHEREAS, OPPORTUNISTIC CREDIT INTERVAL FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), expects to periodically file amendments to its Registration Statement on Form N-2 (File Nos. 333-263060, 811-23783) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD J. GOLDTHORPE, MATTHIAS L. EDERER and HENRY H. WANG as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April 2022.

/s/ Alexander Duka
Alexander Duka, Trustee

STATE OF NEW YORK

COUNTY OF NEW YORK

This record was acknowledged before me on April 27, 2022 by Alexander Duka.

/s/ Reneisha Williams
Notary Public – State of New York

Notary ID: No. 01WI6421579

Qualified in Kings County

Commission Expires:09/07/2025

POWER OF ATTORNEY

WHEREAS, OPPORTUNISTIC CREDIT INTERVAL FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), expects to periodically file amendments to its Registration Statement on Form N-2 (File Nos. 333-263060, 811-23783) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee, the President and Chief Executive Officer (Principal Executive Officer) of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints MATTHIAS L. EDERER and HENRY H. WANG as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of April 2022.

/s/ Edward Goldthorpe

Edward J. Goldthorpe, Trustee, President and Chief Executive Officer (Principal Executive Officer)

STATE OF NEW YORK

COUNTY OF QUEENS

This record was acknowledged before me on April 26, 2022 by Edward J. Goldthorpe.

/s/ Judith A. McFarland
Notary Public – State of New York

Notary ID: No. 01MC6039197

Qualified in Queens County

Commission Expires: March 27, 2026

POWER OF ATTORNEY

WHEREAS, OPPORTUNISTIC CREDIT INTERVAL FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), expects to periodically file amendments to its Registration Statement on Form N-2 (File Nos. 333-263060, 811-23783) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD J. GOLDTHORPE, MATTHIAS L. EDERER and HENRY H. WANG as attorneys for him and in his name, place and stead, and in and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of April 2022.

/s/ George Grunebaum
George Grunebaum, Trustee

STATE OF NEW YORK

COUNTY OF NEW YORK

This record was acknowledged before me on April 26, 2022 by George Grunebaum.

/s/ Xiao Yan Chen
Notary Public – State of New York

Notary ID: No. 01CH6234682

Qualified in Kings County

Commission Expires:01/24/2023

POWER OF ATTORNEY

WHEREAS, OPPORTUNISTIC CREDIT INTERVAL FUND, a statutory trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), expects to periodically file amendments to its Registration Statement on Form N-2 (File Nos. 333-263060, 811-23783) with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD J. GOLDTHORPE, MATTHIAS L. EDERER and HENRY H. WANG as attorneys for him and in his name, place and stead, and in his capacity in the Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of May 2022.

/s/ Robert Warshauer
Robert Warshauer, Trustee

STATE OF NEW YORK

COUNTY OF NEW YORK

This record was acknowledged before me on May 2, 2022 by Robert Warshauer.

/s/ Kimberly Friedland
Notary Public – State of New York

Notary ID: No. 01FR6375212

Qualified in New York County

Commission Expires: May 14, 2022